Exhibit 10(l)

THIS LEASE made the __________ day of _________________ between Roseann and Charles Rojo hereinafter referred to as LANDLORD, and AMERICAN MEDICAL ALERT
CORP.,         a        domestic         corporation         with        offices
at:________________________________________________     hereinafter     jointly,
severally and collectively referred to as TENANT.

         Witnesseth, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the premises on the first floor only--- in the building known as 169- 10 Crocheron Avenue, Flushing, New York 11358 to be used and occupied by the Tenant for offices only and for no other purposes, for a term to commence on September 1, 1998 and to end on August 31, 2001 unless sooner terminated as hereinafter provided, at the ANNUAL RENT of
                  1st year =     $ 15,281.28
                  2nd year =     $ 16,045.32
                  3rd year =     $ 16,847.64

all payable in equal monthly installments in advance on the first day of each and every calendar month during said term, except the first installment, which shall be paid upon the execution hereof.

         THE TENANT JOINTLY AND SEVERALLY COVENANTS:

         FIRST. - That the Tenant will pay the rent as above provided.

         SECOND. - That,  throughout said term the Tenant will take good care of
the  demised  premises,  fixtures  and  appurtenances,   and  all  alternations,
additions and improvements to either; make all repairs in and about the same necessary to preserve them in good order and condition, which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs; suffer no waste or injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages, expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiation of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation
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or removal of furniture  and  property;  and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.

         THIRD. - That the Tenant will not disfigure or deface any part of the building, or suffer the same to be done, except so far as may be necessary to affix such trade fixtures as are herein consented to by the Landlord; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto; will not do anything, or suffer anything to be done upon the demised premises which will increase the rate of fire insurance upon the building or any of its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor in violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without prior written consent of Landlord.

         IT IS MUTUALLY COVENANTED AND AGREED, THAT

         FOURTH. - If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damage shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of the Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. If Tenant shall not be default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

         FIFTH. - If the whole or any part of the premises hereby demised shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award. The Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

         SIXTH. - If, before the commencement of the term, the Tenant be adjudicated a bankrupt or make a "general assignment, " or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a
                                       -2-

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Director, this lease shall thereby, at the option of the Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days notice of intention to end the term of this lease, and thereupon at the expiration of said ten days (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

         If the Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days' period, the Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, at the Landlord's option, re-let the demised premises or any part or parts thereof as the agent of the Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right to redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

         In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.

         SEVENTH. - If the Tenant shall make default in the performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for

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labor or material  alleged to have been furnished,  or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in default for or in respect to the use of water, electric current or sprinkler supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said "additional rent" shall be a waiver of any other "additional rent" then due.

         EIGHTH. - The failure of the Landlord to insist, in any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

         NINTH. - If the lease be assigned, or if the demised premises or any part thereof by underlet or occupied by anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

         TENTH. - This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such instrument or instruments for the Tenant.

         ELEVENTH. - All improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

         TWELFTH. - Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the address set forth in this lease.

         THIRTEENTH. - The Landlord shall not be liable for any failure of water supply or electrical current, sprinkler damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor from a governmental authority in construction of any public or quasi-public work, neither shall the Landlord be liable for any latent defect in the building.

         FOURTEENTH. - No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

         FIFTEENTH. - The Landlord may prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenants' shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

         SIXTEENTH. - In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from the injury and to support the same by proper foundations.

         SEVENTEENTH. - No vaults or space not within the property line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

         EIGHTEENTH. - That during seven months prior to the expiration of the term hereby granted, applicants shall be admitted to all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlords' agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

         NINETEENTH. - The Landlord has made no representations or promises in respect to said building or to the demised premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

         TWENTIETH. - If the Tenant shall at any time be in default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

         TWENTY-FIRST. - Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:

         TWENTY-SECOND. - If the demised premises or any part thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

         TWENTY-THIRD. - If by reason of the conduct upon the demised premises of a business not herein permitted, or if by reason of the improper or careless conduct of any business upon or use of the demised premises, the fire insurance rate shall at any time be higher than it otherwise would be, then the Tenant will reimburse the Landlord additional rent hereunder, for that part of all fire insurance premiums hereafter paid out by the Landlord which shall have been charged because of the conduct of such business not so permitted, or because of the improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding wherein the Landlord and Tenant are parties, a schedule or "make up" of rate for the building on the demised premises, purporting to have been issued by New York fire Insurance Exchange, or other body making fire insurance rages for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

         TWENTY-FOURTH. - If a separate water meter be installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part, determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

         TWENTY-FIFTH. - That the Tenant will purchase from the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for consumption similar to that of the Tenant.

         TWENTY-SIXTH. - If there now is or shall be installed in said building a "sprinkler system" the Tenant agrees to keep the appliances thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenants's business, or the location or partitions, trade fixtures, or other contents of the demised premises or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $________________ toward the contract price for sprinkler supervisory service.

         TWENTY-SEVENTH.  - The sum of  ________________________________________
Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

         TWENTY-EIGHTH. - This lease is granted and accepted on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

         TWENTY-NINTH. - The Landlord hereby recognizes ____________________________ ________________ as broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or fails to exercise option, if any, contained therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's obligation to pay the said commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

         THIRTIETH. - The Tenant agrees that it will not require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

         THIRTY-FIRST. - The invalidity or unenforceability of any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

         THIRTY-SECOND. - In order to avoid delay, this lease has been prepared and submitted to the Tenant for signature with the understanding that it should not bind the Landlord unless and until it is executed and delivered by the Landlord.

         THIRTY-THIRD. - The Tenant will keep clean and polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

         THIRTY-FOURTH. - The Landlord shall replace at the expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

         THIRTY-FIFTH. - This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

         FIRST. - That if and so long as the Tenant pays the rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenants shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

         SECOND. - Subject to the provisions of Paragraph "Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from A.M. to P.M. and on Saturdays from A.M. to P.M.; (b) Heat, during the same hours on the same days in the cold season in each year.

         See Rider Attached 10 page.

         And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

         IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.



                                            ------------------------------------
                                            Roseann & Charles Rojo, Landlord
IN PRESENCE OF:

                                            ------------------------------------
                                            American Medical Alert Corp., Tenant

State of New York County of                                   ss.:

On before me, the undersigned, a Notary Public in and for said State, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                        ----------------------------------------
                                        (signature and office of person taking
                                            acknowledgments)

State of New York County of                                   ss.:

On before me, the undersigned, a Notary Public in and for said State, personally appeared the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any, thereof);



that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.


                                          --------------------------------------
                                          (signature and office of person taking
                                            acknowledgments)







                                    GUARANTY

         In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any Landlord may grant.

         Dated,

State of New York County of                          ss.:
On                   before me, the undersigned, a Notary Public in and for said
State, personally appeared
personally known to me or proved tome on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged tome that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                           -------------------------------------
                                          (signature and office of person taking
                                            acknowledgments)

                           RIDER TO LEASE DATED, 1998
                  BETWEEN ROSEANN & CHARLES ROJO, as, LANDLORD
                   and AMERICAN MEDICAL ALERT CORP., as TENANT


                                            PREMISES: FIRST FLOOR
                                                      169-10 CROCHERON AVENUE
                                                      FLUSHING, NEW YORK  11358

TO THE EXTENT THAT THERE MAY BE ANY CONFLICT OR INCONSISTENCY BETWEEN ANY PROVISION OF THIS RIDER AND ANY PROVISION CONTAINED IN THE MAIN BODY OF THIS LEASE, THE PROVISION IN THIS RIDER SHALL GOVERN.

--------------------------------------------------------------------------------


36.      TERM AND RENT
         -------------

         The three (3) year term of this Lease shall commence as of September 1, 1998 and end on August 31, 2001, (unless sooner terminated in accordance with the terms hereof) and Tenant shall pay rent for the demised premises during said term as follows:


                 TERM              MONTHLY RENT            ANNUAL RENT
                 ----              ------------            -----------
Sept. 1, 1998-Aug. 31, 1999         $1,273.44               $15,281.28
Sept. 1, 1999-Aug. 31, 2000          1,337.11               $16,045.32
Sept. 1, 2000-Aug. 31, 2001          1,403.97               $16,847.64


37.      ADDITIONAL RENT

         All costs and expenses which Tenant assumes or agrees to pay pursuant to this Lease shall at Landlord's option be treated as additional rent and, in the event of non-payment, Landlord shall have all the right and remedies herein provided for the case of non-payment of rent or of a breach of condition. If Tenant shall default in making any payment required to be made by Tenant (other than the payment of rent required by ARTICLES First and 36 of this Lease), or shall default in performing any term, covenant or condition of this Lease on the part of tenant to be performed which shall involve the expenditure of money by tenant, Landlord at Landlord's option may, but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sum as may be necessary to perform and fulfill such term, covenant or condition, at the maximum legal rate of interest per annum from the date of such expenditure, shall be and be deemed to additional rent, in addition to fixed rent, and shall be repaid by Tenant to Landlord, on demand, but no such payment of expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy of Landlord by reason of such default.

38.      FUEL & UTILITIES:

         The Landlord agrees to pay on hundred (100%) percent of all charges for fuel used in or upon the demised premises; however, Tenant shall be responsible for the payment of all charges for electricity, gas and water used in or upon the demised premises. Tenant acknowledge that the heating system shall be Landlord's responsibility to maintain (and replace if necessary) said systems at Landlord's own cost and expense, unless such maintenance or replacement is caused or necessitated by the act or negligence of Tenant, its agents, contractors servants, employees licensees or invitee. Furthermore, within 45 days after Landlord request, Tenant shall furnish Landlord with copies receipted utility bills for the prior month (or applicable billing period) or cancelled checks evidencing payment of said bills.

         In no event shall Landlord be responsible for providing services and/or for the payment of charges for water at the demised premises. Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of electric services or other utility services is changed or is no longer available suitable for Tenant's requirements.

         Interruption or curtailment of such service shall not constitute a constructive or partial eviction nor entitle Tenant to any compensation or abatement of rent. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the existing feeders to the building or the risers or wiring installation. Tenant shall make no alteration or addition to the electrical, heating, air conditioning, gas or water equipment without the prior written consent of Landlord.

39.      INSURANCE:

         (a) The Tenant agrees, at its own cost and expense, to maintain in full force and effect during the term hereof and any extension or renewal thereof (and any period to the commencement of the term following the Tenant's entry) with respect to the demised premised, and the tenant's and any and all other occupant's business therein or therefrom, a policy of comprehensive general public liability insurance with minimum single combined limits of liability in the amount of ONE MILLION ($1,000,000.00) DOLLARS for the injury or death to one or more than one person. THREE HUNDRED THOUSAND DOLLARS for damage to property inclusive of sidewalk and parking facilities; and policy insuring against business interruption to the extent of six (6) months rent to be determined in accordance with the applicable Annual Rent set forth in ARTICLE 36 above. In addition, Tenant will, at Tenant's expense maintain Workman's Compensation insurance with respect to the demised premises if required in accordance with applicable law. In addition, Tenant agrees to produce and maintain a policy of standard plate glass insurance for the demised premises.

         Simultaneously with the execution hereof, a duplicate original or certificate of each policy of such insurance shall be furnished to Landlord. Such policy or policies shall be written by an insurance company or companies authorized to do business in the State of New York. Landlord shall be named as an insured in each such policy as its interest may appear. In or on each such policy, company, clauses or endorsements to the effect that except upon thirty
(30) days' prior written notice to Landlord, such policies shall be non-cancelable and the amount of insurance subrogation against Landlord on any claim that Tenant or any other party having an interest in such policy of the proceeds thereof may have against Landlord.

40.      REPAIRS:

         (a) Notwithstanding anything contained herein to the contrary, during the term hereof, Tenant shall make all non-structural repairs required to maintain the interior of the demised premises in good order and condition. Landlord shall not be liable to Tenant, or any other occupant of the demised premises, for the damages resulting from any failure by Tenant to repair or maintain the demised premises as required to Tenant by this paragraph. Landlord shall not be obligated to perform any repairs or maintenance upon the demised premises, other than structural repairs which are not caused or necessitated by the act or negligence of Tenant, its agents, contractors, servants, employees, licensees or invitee.

         (b) Tenant covenants that no waster shall be committed or suffered upon or to the demised premises, and agrees, at its own cost and expense, to repair and maintain the demised premises, and all fixtures, appurtenances, alteration, additions and improvements in and to the demised premises in good order and condition, including without limitation all doors, windows, window glass, floor covering and interior wall, as well as the plumbing, heating, electrical facilities and appliances in or on the demised premises.

         (c) Tenant shall be responsible for keeping the demised premises and its adjacent sidewalks and parking lot, if any, clean and free of debris, snow and ice, etc. _______________________________________________________ charge for its services for having performed the work on behalf of the tenant. Such costs and charges shall be deemed additional rent and shall be due with the next installment of rent due thereafter. Any such performance by

Landlord on behalf of Tenant shall not be deemed a waiver by Landlord of such default by Tenant.

41.      MORTGAGE SUBORDINATION:

         This lease shall be subject and subordinate at all times to the lien of the mortgages now on the demised premises and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages hereafter placed on the demised premises. Tenant will execute and deliver such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. Tenant hereby appoints Landlord as attorney-in-fact of Tenant, irrevocably, to execute and deliver any such instrument or instruments for Tenant.

         Tenant shall furnish, upon demand from any such mortgagee or proposed mortgagee, its financial statement suitable for presentation to a duly accredited lending institution in order to assist Landlord in obtaining a mortgage against the premises if which the demised premises form a part. In the event said mortgagee shall require further information, Tenant shall promptly furnish such information, if same is available.

42.      ESTOPPEL CERTIFICATE:

         Within ten (10) days after request therefor by the Landlord, Tenant shall deliver in recordable form a certificate to Landlord or to any proposed mortgagee or purchaser certifying that this lease is in full force and effect and that there are no defenses or offsets to any rent payments hereunder, or stating those defaults or claims asserted by Tenant against Landlord.
Such certificate shall be furnished without charge.

43.      ATTORNMENT:

         Tenant agrees that if by reason of default on the part of Landlord herein under any ground or underlying lease or mortgage or leasehold mortgage affecting Landlord's interest, a ground or underlying lessor or mortgagee or leasehold mortgagee shall enter into and become possessed of the real property of which the demised premises form a part, or any part or parts of such real property, either through possession or foreclosure action or proceedings, or either through the issuance and delivery of a new ground or underlying lease for said premises, then, if this Lease is in full force and effect at such time, Tenant shall attorn to such lessor, mortgagee or leasehold mortgagee, as its Landlord, In such event, such lessor, mortgagee or leasehold mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and not such default shall give rise to any of offset or deduction against the rents payable under this Lease to such lessor, mortgagee or leasehold mortgagee.

44.      LANDLORD'S WORK:

         Landlord shall have no obligation to decorate the demised premises or to make any installations, alterations, improvements or additions of any kind to adapt or equip the demised premises for the use provided for and contemplated by this Lease which shall be the sole responsibility of Tenant.

45.      ALTERATIONS:

         Tenant shall not make any alterations, additions or improvements to the demised premises without Landlord's prior written consent.

         All alterations, decorations, installations, additions or improvements upon the demised premises made by either party, including without limitation all paneling, decorations, partitions, railings, floors, galleries and the like, shall, unless Landlord elects otherwise (which election shall be made by written notice to Tenant not less than thirty (30) days prior to the expiration or other termination of this Lease) become the property of Landlord, and shall remain upon, and be surrendered with, said premises as a part thereof at the end of the term. At the expiration of the term hereof, Tenant shall be entitled to remove all removable trade fixtures at its own cost and expense, provided said fixtures have not become affixed to the demised premises and further provided Tenant restores the demised premises to its original condition. In the event Landlord shall elect to have all or any such alterations, decorations, installations, additions or improvements removed by Tenant as set forth above, then such alterations, decorations, installations, additions or improvements removed by Tenant as set forth above, then such alterations, decorations, installations removed by Tenant as set forth above, then such alterations, decorations, installations, additions or improvements as landlord shall select, shall be removed by Tenant at Tenant's expense and Tenant shall restore the demised premises to its original condition, at its own cost and expense, at or prior to the expiration of the term.

46.      INDEMNITY:

         Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from any work or thing whatsoever done by or on behalf of Tenant in or about the demised premises and will further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default on the part of Tenant to be performed pursuant to the terms of this Lease, or arising rom any act or negligence of Tenant, or any of its agents, contractors, servants employees, licensees or invitee, and from and against all cost, reasonable attorney's fees, expenses and liabilities incurred in or about any such claim or action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactory to landlord.

47.      EXCULPATORY CLAUSE:

         Not withstanding anything contained herein to the contrary, Tenant shall look solely to the estate and property of Landlord in the land and building of which the demised premises form a part for the satisfaction of Tenant's remedies for the collection of a judgment of other judicial process requiring the payment of money by Landlord as result of any negligence, default or breach by Landlord with respect of any of the terms, covenants and conditions or this Lease to be observed and/or performed by Landlord, and not other property or assets of Landlord or any or its individual partners shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

48.      INVOLUNTARY ASSIGNMENT:

         Notwithstanding any provision herein contained to the contrary, Landlord shall not be required to consent to any involuntary assignment of this Lease or of the interest of Tenant in this Lease by operation of law. Each of the following acts shall be considered an involuntary assignment:

         (a) If Tenant is or becomes bankrupt or insolvent or is a debtor-in-possession under any insolvency statute, such as "Chapter XI" proceedings under the Bankruptcy Act, or where Tenant makes an assignment for the benefit of creditors or institutes a proceeding under the Bankruptcy Act in which Tenant is a bankruptcy or a debtor or a debtor-in-possession, or if any proceeding is instituted against Tenant under the Bankruptcy Act which is not dismissed within sixty (60) days' or if Tenant a partnership or consists of more than one person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditor, or in the event any court, court officer, referee, judge, trustee or judicial officer attempts to assign or offer the subject Lease for sale at auction or otherwise; or

         (b) If a writ of attachment or execution is levied on this Lease; or

         (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the demised premises.

         Any such involuntary assignment shall constitute a default by Tenant hereunder, and Landlord shall have the right to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. Any such termination shall be made by Landlord in writing sent to Tenant by certified mail, return receipt requested.

         Ten (10) days after notifying Tenant of such termination, Landlord shall be entitled to immediate possession of the demised premises and may institute summary proceedings against Tenant or may take other suitable proceeding or action to obtain possession thereof.

49.      DEFAULT:

         (a) Non-payment of rent or any other breach of this Lease by Tenant shall be the basis for summary proceedings and Tenant by signing this Lease or assuming the obligations thereunder through assignment of otherwise hereby consents to the jurisdiction of any court to immediately dispossess Tenant in such summary proceedings.

         If Landlord shall be compelled to institute an action or summary proceedings against Tenant based upon a default hereunder by Tenant, then Tenant shall be liable to Landlord for any expenses incurred by Landlord as a result thereof, including but not limited to costs, disbursements and reasonable attorney's fees. The amount of any such expenses shall be deemed to be "additional rent" hereunder and shall be due from Tenant to Landlord on the first day of the next month following the expenditure of such sums by Landlord.

         (b) If the demised premises shall be vacated or abandoned, or in the event of a cancellation or termination hereof either by operation of law or by the issuance of a dispossess warrant or by the service of a notice of termination based on a default of Tenant as herein provided, Tenant shall, nevertheless, remain and continue liable to Landlord in a sum equal to all fixed rent and all additional rent herein reserved for the balance of the term herein originally granted; and Landlord may re-enter the demised premises, using such force for that purpose as may be necessary without being liable to any prosecution for said re-entry or the use of such force, and Landlord may repair or alter the demised premises in such manner as a Landlord may deem necessary or advisable, and/or let or relet the demised premises or any or all parts thereof for the whole or any part of the remainder of the original term hereof or whole or any of the remainder of the original term hereof or for a longer period in Landlord's name or as the agent of tenant, and, out of any rent so collected or received, Landlord shall first pay to itself the expense or cost or retaking, repossessing, repairing and/or altering the demised premises and the expense of removing all persons and property therefrom, including attorney's fees, and then shall pay itself any cost or expense sustained in securing any new tenant or tenants, including advertising, attorney's fees and brokerage fees, and then shall pay to itself any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the rents and additional rents reserved herein and then unpaid by Tenant for the remainder of the term original herein demised. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge tenant from liability hereunder.

         (c) Should any rent so collected by Landlord after deduction of the aforementioned payments therefrom be insufficient to fully pay to Landlord a sum equal to all fixed rent and additional rent herein reserved, the balance of such deficiency shall be paid by Tenant on the rent days above specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing; and Tenant shall be and remain liable for any such amount thereof, or a sum equal to the amount of all rent and additional rent herein reserved, if there shall be no reletting, shall survive the issuance of any dispossess warrant of other termination hereof bases upon a default by Tenant and Tenant hereby expressly waives any defense that might be predicated upon the issuance of such dispossess warrant of such termination or cancellation of the term hereof.

         (d) Suits or suits for the recovery of any such deficiency or damages, or for sum equal to any installment of installment or rent or additional rent payable hereunder, may be brought by Landlord from time to time at Landlord's election, and nothing herein contained shall be deemed to require landlord to await the date whereon this Lease of the term hereof would have expired by limitation had there been no such default by Tenant or no such termination to cancellation.

         (e) Tenant hereby waives any and all rights to recover or regain possession of the demised premises or to reinstate or to redeem this Lease as permitted of provided by or under any statute, law or decision now or hereafter in force and effect.

50.      WAIVER OF COUNTERCLAIM:

         Tenant waives any and all rights to interpose any counterclaim in any summary proceedings for the non-payment of rent; and any and all claims that may be asserted by Tenant shall only be made the subject of separate action and in such separate action, it is agreed that trial by jury is waived.

51.      PERMITS:

         Tenant covenants that Tenant will not use of suffer or permit any persons to use the demised premises for any unlawful purpose and to obtain and maintain at Tenant's sole cost and expense all licenses and permit from any and all governmental authorities having jurisdiction of the demised premises which may be necessary for the conduct of Tenant's business therein. Tenant further covenants to comply with all applicable laws, resolutions, codes, rules and regulation of any department, bureau, agency or any governmental authority having jurisdiction over the operations, occupancy, maintenance and use of the demised premises for the purposes set forth herein. Tenant will indemnify and hold Landlord harmless from and against any and all claims, penalties, loss, applicable law, rule or regulation of any governmental authority having jurisdiction over Tenant's use and occupancy of the subject premises. Tenant shall keep in full force and effect all necessary certificates of occupancy for the purposes for which the demised premises are rented.

52.      LIENS:

         Tenant agrees not to suffer or permit, during the demised term, any mechanic's or other lien for work, labor or services and/or materials furnished or otherwise to attach to and become a lien upon the premises as a result of any work done by or on behalf of Tenant. If such lien shall so attach, Tenant shall, within thirty (30) days after notice thereof, either pay or satisfy such lien or procure the discharge of such lien or record in such manner as may be permitted by law. Should Tenant fail or refuse to discharge any such lien within said thirty (30) day period, then Landlord is hereby authorized to add the amount of such lien to any regular installment of rent thereafter becoming due as additional rent and satisfy such lien out of such additional rent so paid or in the event of non-payment thereof, to declare a default hereunder.

53.      CONDEMNATION:

         (a) If the whole of the demised premises shall be acquired or condemned or any public or quasi-public use or purpose, this Lease and the term hereof shall end as of the date of the vesting of title with the same effect as if said date were the expiration date of the term. In such event the fixed rent and any additional rent shall be apportioned as of the date of expiration or sooner termination of this Lease.

         (b) If only a part of the demised premises shall be so acquired or condemned, then, except as otherwise provided in this paragraph, this Lease and the demised term shall continue in force and effect but, from and after the date of the vesting of title, the fixed rent shall be reduced in the proportion which the area of the part of the demised premises (other than the parking lot and sidewalk, if any) so acquired or condemned bears to the total area of the demised premises) immediately prior to such acquisition or condemnation. If a part of the demised premises shall be so acquired or condemned and, if by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the demised premises, or cannot reasonably operate its business thereon, Tenant, at Tenant's option, may give Landlord, within forty-five (45) days next following the date upon which Tenant shall have received notice of vesting or title, five (5) days written notice of termination is given by Tenant, this Lease and the term hereof shall come to an end and expire upon the expiration of said five (5) days with the same effect as if such date was the date of expiration of this Lease. If a part of the demised premises shall be so acquired or condemned and this Lease and the demised term shall not be terminated pursuant to the foregoing provisions of this paragraph, Landlord shall restore that part of the demised premises not so acquired or condemned to the condition which it was in prior to such acquisition or condemnation. Landlord shall only be liable for such restoration expenses to the extent of any condemnation award it may receive on account thereof. In the event of the termination of this Lease and the term hereof pursuant to the provisions of this paragraph, the fixed rent and any additional rent shall be apportioned as of the date of expiration or sooner termination.

         (c) In the event of any such acquisition or condemnation of all or any part of the demised premises, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord for the value of any unexpired portion of the term. Nothing contained in this paragraph shall be deemed to prevent Tenant from making a claim against the condemning authority for the value of Tenant's personal property which is compensable in law, such as trade fixtures.

54.      ASSIGNMENT AND SUBLETTING:

         Neither this Lease nor any portion of Tenant's interest therein shall be assigned or sublet, without the prior written consent of Landlord which consent shall not be unreasonably withheld or unduly delayed.

         (a) Any proposed assignment or sublet must be approved by the Landlord, and shall require Landlord's prior consent in written which consent shall not be unreasonably withheld. A request for Landlord's consent shall be in writing setting forth the following: (i) the names of the principals of the proposed assignee and their home addresses; (ii) the background experience of the proposed assignee with respect to the use set forth in this Lease, and (iii) evidence of financial responsibility, including such financial statements as Landlord may require; all of the foregoing so that Landlord may be in position to determine whether or not the requested consent should be given, it being the intention of Landlord that the proposed assignee shall conduct business operations on a quality standard similar to the standards of Tenant.

         (b) That at the time of any such permitted assignment or sublet, Tenant shall have complied with and performed all of the terms, covenants and conditions of this Lease imposed upon and required to be complied with and performed by Tenant to the date of such assignment or sublet.

         (c) In the event Tenant assigns this Lease, or sublets any portion of the premises, such assignment of sublet shall be evidenced by and instrument in writing duly executed and acknowledged in duplicate by the Tenant and the assignee or subtenant as the case may be. Such assignee or subtenant shall expressly accept and assume and agree to perform all of the terms and provisions in this Lease contained to be kept, observed and performed by the Tenant, and an executed duplicate original of such instrument, together with the address of the assignee of subtenant shall be delivered to the Landlord, all before any such assignment or sublease shall become effective. All instruments of assignment or sublease and assumption shall be prepared by the attorney for the Landlord at the cost and expense of the Tenant.

         (d) Tenant and subsequent assignees or subtenants, notwithstanding any such assignment or sublease and notwithstanding the acceptance of rent by Landlord from such assignee or subtenant, shall always remain liable for the payment of rent and additional rent hereunder and for the performance of all the agreements, conditions, covenants and terms herein contained on the part of the Tenant herein to be kept, observed and performed.

         (e) The use of the premises shall be restricted to the same use set forth herein.

         (f) If the tenant is a corporation, any dissolution, merger, consolidation or reorganization of Tenant or the sale or other transfer of more than forty-nine (49%) percent of the
                                      -17-
capital stock of the Tenant or the sale of any portion of the assets of the Tenant outside "the ordinary course of business" shall be deemed an assignment under the terms of this paragraph and subject to the requirement of Landlord's prior consent hereunder.

55.      SIGNS:

         Tenant is herewith permitted to erect a sign on the outside of the demised premises advertising the conduct of Tenant's business therein, provided however, that it be installed erected in a non-hazardous manner and further provided that in the installation or erection thereof, Tenant does not in any respect deface, damage or mar any portion of the demised premises. Furthermore, Tenant shall obtain all necessary permits for such sign from any and all municipal departments having jurisdiction thereof and shall maintain said sign in compliance with all municipal laws and ordinances governing same.

56.      GARBAGE:

         Tenant agrees that it will be responsible for handling and disposing of all rubbish, garbage and waste from the demised premises at the sole cost and expense of Tenant in accordance with the regulations established by Landlord, if any. Tenant further agrees not to permit the accumulation of any garbage in, on or about any part of the demised premises.

57.      NOTICES:

         All notices, requests, demands or other communications desired or required to be given under any of the provisions hereof shall be in writing and shall be deemed to have been duly given on the date mailed if sent by certificated mail, return receipt requested, addressed to Tenant at the demised and to Landlord at 111 Wilson Avenue, Amity Harbor, New York 11701, with copies to Landlord's attorneys, Alfonso Duarte, Esq., 199-14 24th Road, Whitestone, New York 11357 or at such other or additional addresses and the parties may designate by such notice to the other.

58.      "AS IS"

         Tenant does herewith acknowledge and declare that it is full familiar with the premises and environs, and the buildings and improvements thereon, and accepts said premises and environs, the buildings and improvements thereon, in an "as is" condition. Landlord makes no representation or warranty as to the fitness, feasibility or use of the demised premises, and any violations against the demised premises shall be removed promptly by Tenant at its sole cost and expense.

59.      NO OFFER TO LEASE:

         The submission of this Lease by Landlord for execution by Tenant does not constitute and offer by Landlord to lease the demised premises to Tenant. This Lease shall not be effective until it has been fully executed by Landlord and Tenant and copies and counterparts have been delivered to the perspective parties.

60.      ATTORNEY'S FEES:

         In the event Landlord shall be required to commence any legal proceeding against Tenant on account of a default of breach by Tenant under this Lease, Tenant shall be obligated to pay to Landlord the reasonable attorney's fees and costs incurred in such legal proceedings by Landlord and for which Landlord shall receive final judgment.

61.      CAPTIONS:

         The captions are inserted only as a matter of convenience for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

62.      ENTIRE AGREEMENT BETWEEN PARTIES:

         This Lease contains the entire agreement and understanding between the parties with respect to the subject matter hereof, supersedes all prior agreements between said parties with respect to the subject matter hereof and cannot be amended or modified except by a written agreement signed by all of the parties hereto.

63.      SEVERABILITY:

         The unenforceability, invalidity or illegality of any provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

64.      SUCCESSORS:

         This Lease shall be binding on and insure to the benefit of the parties hereof and their legal representatives, successors, heirs and assigns.

65.      LATE CHARGES:

         In the event that any rent or additional rent payment hereunder is not received by Landlord on or before the tenth (10) day after such payment is due under the Lease, Tenant agrees to pay Landlord a late payment fee of five (5%) percent of the payment so overdue. Such late payment fee shall be paid together with said overdue payment of rent or additional rent. Such late payment fee is not a penalty but is a mutually agreed upon administrative charge of defray the expenses incurred by Landlord on account of such late payment. Acceptance of such late payment fee shall not be deemed a waiver of Landlord's right to declare a default under the Lease for non-payment.

         In addition, Tenant shall pay Landlord a fee of FIFTY ($50.00) DOLLARS for each check of Tenant given to Landlord which is returned unpaid by Landlord's bank to defray the expenses incurred by Landlord as a result of such returned check.

66.      SECURITY DEPOSIT:

         At all times during the term of this Lease, Tenant shall maintain on deposit with Landlord a sum equal to two (2) months' rent (as per the rent schedule set forth in Article 36 above) as security for the due and faithful payment, as herein provided, of the rent, additional rent, charges and damages payable by Tenant under this Lease or pursuant to law and for the due and faithful payment herein provided, of the rent, additional rent, charges and damages payable by Tenant under this Lease or pursuant to law and for the due and faithful keeping, observance and performance of all other covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be kept, observed and performed if at any time shall be in default in the payment of any such rent or in the keeping, observance or performance of any such other covenant, agreement, term provision or condition, Landlord may at its option apply the security so on deposit with Landlord in curing such default. If as a result of any such application of all or any part of such security, the amount of security so on deposit with Landlord shall be less than two (2) months' current rent tenant shall forthwith deposit with Landlord cash in an amount equal to the deficiency. If at the expiration of the term of this Lease, Tenant shall not be in default in the payment of any such rent, additional rent, charge of damage or in the keeping observance or performance of any such other covenant, agreement, observance or performance of any other such covenant, agreement, term, provision or condition of this Lease, then Landlord shall, within a reasonable time after the expiration of said term, return said security, if any, then on deposit with Landlord to Tenant pursuant to this
Article 66. In the event of transfer of Landlord's interest in the premises, Landlord shall have the right to transfer the security to the transferee and Landlord shall, without any further agreement between the parties, thereupon released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer of assignment make of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign to encumber said security or any part thereof and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         Any failure or refusal on the part of Tenant, its successors or assigns to timely make said security deposits required hereunder shall be deemed to be a material default of the terms of this Lease.



         IN WITNESS WHEREOF, the Landlord and Tenant have respectively executed this Agreement as of the date and year first written above.




                                         /s/ ROSEANN & CHARLES ROJO
                                             -----------------------------------
                                             ROSEANN & CHARLES ROJO, Landlord



                                         /s/ AMERICAN MEDICAL ALERT CORP.
                                             -----------------------------------
                                             AMERICAN MEDICAL ALERT CORP.